VECTRUS FIRST QUARTER 2020 RESULTS CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER SUSAN LYNCH SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER May 12, 2020

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, ALL OF THE STATEMENTS AND ITEMS LISTED IN THE TABLE IN "2020 GUIDANCE" ABOVE AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, OTHER STATEMENTS ABOUT OUR 2020 PERFORMANCE OUTLOOK, FIVE-YEAR GROWTH PLAN, REVENUE, DSO’S, CONTRACT OPPORTUNITIES, THE POTENTIAL IMPACT OF COVID-19, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "ARE CONSIDERING," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL," "CONTINUE," "GOAL" OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, CONDITIONS OR RESULTS, AND INVOLVE A NUMBER OF KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER IMPORTANT FACTORS, MANY OF WHICH ARE OUTSIDE OUR MANAGEMENT’S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

STRONG Q1’20 RESULTS • Revenue +8% Y/Y; EPS of $0.74; Adjusted EPS1 of $0.75 – Army revenue +9%, Air Force revenue +8%, Navy revenue +1% – Adj. EBITDA1 margin expanded 30 bps Y/Y – Minimal impact from COVID-19 (~$2 million revenue and $0.02 EPS) • Army footprint expanding through LOGCAP V transition and new wins – LOGCAP V transition and Set-the-Theater planning underway – Won COVID-19 personal protective equipment task order on JE-RDAP program – Subcontracted to provide software and engineering supporting integration of CBRN sensor data to JPEO-CBRND • Air Force campaign driving growth – Won position on AFCAP V Contract – $6.4 billion IDIQ contract vehicle – Air Force selected two new F35-A locations for Air National Guard – opportunity for Advantor to provide required enhanced electronic security • Navy campaign continues to yield success – Won eight-year contract to provide base operations support at Naval Support Facility Deveselu, Romania – Awarded Operational Technology contract for electromagnetic effects engineering – Vectrus – J&J joint venture awarded eight-year contract to support Naval Air Station Patuxent River • Strong backlog of $4.1 billion (+48% sequentially) provides visibility in 2020 and beyond – Book-to-bill of 1.5x on a trailing twelve months basis • Reiterating guidance – strategic priorities are unchanged and achievable – The company continues to work with its clients with regard to its COVID-19 response and LOGCAP V phase in schedule and is maintaining its current guidance range (1) See appendix for reconciliation of non-GAAP measures Page 3

COVID-19: MEETING THE CHALLENGE OF THE MOMENT • We continue to operate very effectively under COVID-19 and thank our employees for their unwavering commitment to our clients’ mission and to our country’s national security • Successfully implemented measures to ensure employee health and safety; ongoing monitoring and protocol adjustment as circumstances change – Leveraged Vectrus Operations Center (VOC) to efficiently serve as the hub for reporting and information flow to assess, manage and address circumstances in individual locations as crisis unfolded. – VOC efforts resulted in coordination and response across Vectrus to share best practices for safety and mission completion around the globe. • Continuing to support mission-critical infrastructures and networks at enduring bases that are necessary to ongoing DoD operations and national security • Meeting the challenge of the moment – Keesler Air Force Base – Vectrus successfully managed the unexpected surge of incoming airmen from Joint Base San Antonio-Lackland designed to spread out training across bases in phases under the current extenuating circumstances to protect recruits and instructors from the virus. – Fleet Systems Engineering Team (FSET) supported the deployment of Navy hospital ships for COVID-19 relief efforts by rapidly delivering engineering expertise to provide secure and reliable pier-to-ship connectivity, increasing bandwidth and improving communications. – The K-BOSSS team developed a detailed critical, essential mission support plan to move several hundred employees into accommodations on military installations to ensure delivery on mission while maintaining compliance with host nation protocols. Page 4

Q1’20 RESULTS Revenue ($M) Op. Income, Adj. EBITDA1($M) $351.7 $14.6 $325.9 $12.5 $12.8 $10.4 1 Revenue Operating Income Adjusted EBITDA Q1'19 Q1'20 Q1'19 Q1'20 Margins EPS 4.2% $0.74 $0.75 3.9% $0.69 $0.62 3.5% 3.2% Operating Margin Adj. EBITDA Mgn 1 Diluted EPS Adj. Diluted EPS1 Q1'19 Q1'20 Q1'19 Q1'20 (1) See appendix for reconciliation of non-GAAP measures . Page 5

CASH AND LEVERAGE Q1 2020 Q1 2019 vs. 2019 % VAR Year-to-date net cash provided by (used in) operating activities$ 1.1 $ (6.4) $ 7.5 117 % Cash$ 146.2 $ 48.2 $ 98.0 203 % Receivables$ 263.6 $ 244.1 $ 19.5 8 % Debt$ 184.0 $ 74.0 $ 110.0 149 % Net Debt 1 $ 37.8 $ 25.8 $ 12.0 46 % Leverage Ratio 2.62x 1.20x 1.44x 120% 1 Net Debt = Debt - Cash • Q1’20 Net Cash Provided by Operating Activities of $1.1 million • $115 million preemptive revolver draw during pandemic increased interest expense by ~$200 thousand dollars in Q1’20 – Subsequent to Q1’20, company repaid ~$60 million of revolver borrowing • Net debt1 of $37.8 million, relatively unchanged from 2019 year-end • Positioned well to withstand distressed environment Page 6

TOTAL BACKLOG1 $5.0 $4.0 $3.0 $3.0 $2.3 $2.0 $2.3 $2.2 $ IN BILLIONS $2.0 $1.0 $1.1 $1.1 $0.9 $0.8 $0.7 $0.0 2 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Funded Unfunded • Total Q1’20 backlog $4.1 billion - Funded backlog $1.1 billion - Unfunded backlog $3.0 billion - Book-to-bill of 1.5x on a trailing twelve months basis - Backlog grew sequentially 48% (1) Total backlog, represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. (2) Total Backlog includes $1.38B of LOGCAP V task orders – On March 3, 2020, the company received a Notice to Proceed from the U.S. Army for transition planning activities relating to LOGCAP V support services Page 7

2020 GUIDANCE 2019 Var to $ millions, except for EBITDA margins and per share amounts 2020 Guidance 2020 Mid 2019 Mid %Var Revenue $ 1,475 to $ 1,525 $ 1,500 $ 1,383 $ 117 8.5 % EBITDA Margin 4.6 % to 4.8% 4.7% 4.1% 60bps Adjusted EBITDA Margin 1 4.6 % to 4.8% 4.7% 4.3% 40bps Diluted Earnings Per Share $ 3.48 to $ 3.81 $ 3.67 $ 2.86 $ 0.81 28.3 % Adjusted Diluted Earnings Per Share 1 $ 3.08 $ 0.59 19.2 % Net Cash Provided by Operating Activities $ 45.0 to $ 55.0 $ 50.0 $ 27.6 $ 22.4 81.2 % The pandemic is estimated to have approximately a $20-25 million impact on revenue and a corresponding impact on operating income in the second quarter of 2020. The company continues to work with its clients with regard to its COVID-19 response and LOGCAP V phase in schedule and is maintaining its current guidance range. • Capital expenditures approximately $7.0 million • Depreciation and amortization approximately $8.4 million • Mandatory debt payments $6.5 million • Interest expense approximately $5.6 million • Estimated tax rate of 23% • Diluted EPS assumes 11.8 million weighted average diluted shares outstanding at December 31, 2020 (1) See appendix for reconciliation of non-GAAP measures (2) Net Cash Provided by Operating Activities does not include the CARES Employer Payroll Tax Deferral Page 8

LOGCAP V – PHASING IN AT DOD’S DIRECTION CENTCOM INDOPACOM • Strengthens Middle East incumbency • Provides 10-year platform for growth • Retains work associated with K-BOSSS and client intimacy • Expands Iraq footprint • Expands geographical footprint • Notice to Proceed – transition and Set-the-Theater planning underway • Site visits pending satisfaction of “Conditions Based” transition protocols • Believe final protests are winding down – all protesters except one have exhausted all Status legal remedies UPDATE PROVIDES ACCESS TO ALL “NON-URGENT AND COMPELLING” OPPORTUNITIES IN ALL COMMANDS FOR NEXT 10 YEARS Page 9

ROBUST NEW BUSINESS PIPELINE $12.0 $10.0 $1.4 $2.4 $8.0 $1.4 $1.0 $1.5 $1.0 $6.0 $ IN BILLIONS $8.8 $4.0 $7.7 $8.0 $7.0 $6.0 $6.0 $2.0 $0.0 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q1'20 Bids Plan to Submit Bids Submitted Page 10

GROWTH – BUILD ON MOMENTUM

Vectrus Strategy


Enhance Foundation
Expand Portfolio
Innovate and lead in the converged infrastructure market
Add More Value

Drive toward 5-year goal of $2.5 billion in revenue and 7% EBITDA margin

Strategic Execution

Progress Toward 5-Year Objectives

- Significantly enhanced portfolio of clients and mix
- Successfully integrated 2 acquisitions
- Improved operating technology capability
- Refined ability to grow
- Significantly expanded share with existing clients
- Providing thought leadership in marketplace on installations of future
- Grown talent to support strategic execution

2020-2021 Priorities

- Manage impact related to COVID-19
- Flawless LOGCAP V startup in CENTCOM and INDOPACOM
- Institutionalize repeatable program performance
- Leverage Advantor capabilities into existing footprint
- Continue focus on Army / advance Navy campaign / build international pipeline
- Strategic M&A to expand client set/capabilities; strengthen converged market leadership

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VECTRUS
TRUE TO YOUR MISSION

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, Adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Reconciliations of these items are provided below. "Adjusted operating income" is defined as operating income, adjusted to exclude items that may include, but are not limited to, transaction and non-recurring integration costs that impact current results but are not related to our ongoing operations. "Adjusted operating margin" is defined as adjusted operating income divided by revenue. "Adjusted net income" is defined as net income, adjusted to exclude items that may include, but are not limited to, other income; significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "Adjusted EBITDA" is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, transaction and non-recurring integration costs that impact current results but are not related to our ongoing operations. "EBITDA margin" is defined as EBITDA divided by revenue. "Adjusted EBITDA margin" is defined as Adjusted EBITDA divided by revenue. Page 13

RECONCILIATION OF NON-GAAP MEASURES (CONT.) Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) Three Months Ended LOGCAP V Pre- Three Months Ended April 3, 2020 As Operational Legal April 3, 2020 As 1 2 (In thousands, except per share data) Reported M&A Related Costs Costs Reported - Adjusted Revenue $ 351,734 $ — $ — $ 351,734 Operating income 12,483 141 12,624 Operating margin 3.5% 3.6 % Interest expense, net (1,703) — — (1,703) Income from operations before income taxes $ 10,780 $ — $ 141 $ 10,921 Income tax expense 2,112 — 28 2,140 Income tax rate 19.6% 19.6 % Net income $ 8,668 $ — $ 113 $ 8,781 Weighted average common shares outstanding, diluted 11,745 11,745 Diluted earnings per share $ 0.74 $ 0.75 EBITDA (Non-GAAP Measures) LOGCAP V Pre- Three Months Ended Three Months Ended Operational Legal April 3, 2020 As 1 2 April 3, 2020 As Costs Reported - Adjusted Operating(in thousands) Income $ Reported 12,483 $ M&A Related Costs — $ 141 $ 12,624 Add: Depreciation and amortization 2,011 — — 2,011 EBITDA $ 14,494 $ — $ 141 $ 14,635 EBITDA Margin 4.1% 4.2% 1 2020 Costs related to M&A and Integration of acquisitions 2 2020 LOGCAP V Pre-Operational legal cost Page 14

RECONCILIATION OF NON-GAAP MEASURES (CONT.) Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) Three Months Ended LOGCAP V Pre- Three Months Ended March 29, 2019 As Operational Legal March 28, 2019 As (In thousands, except per share data) Reported M&A Related Costs1 Costs2 Reported - Adjusted Revenue $ 325,906 $ — $ — $ 325,906 Operating income 10,391 1,045 — 11,436 Operating margin 3.2% 3.5 % Interest expense, net (1,575) — — (1,575) Income from operations before income taxes $ 8,816 $ 1,045 $ — $ 9,861 Income tax expense 1,742 206 — 1,948 Income tax rate 19.8% 19.8 % Net income $ 7,074 $ 839 $ — $ 7,912 Weighted average common shares outstanding, diluted 11,399 11,399 Diluted earnings per share $ 0.62 $ 0.69 EBITDA (Non-GAAP Measures) Three Months Ended LOGCAP V Pre- Three Months Ended March 29, 2019 As Operational Legal March 29, 2019 As (in thousands) Reported M&A Related Costs1 Costs2 Reported - Adjusted Operating Income 10,391 1,045$ — $ 11,436 Add: Depreciation and amortization 1,359 — — 1,359 EBITDA $ 11,750 $ 1,045 $ — $ 12,795 EBITDA Margin 3.6% 3.9% 1 2020 Costs related to M&A and Integration of acquisitions 2 2020 LOGCAP V Pre-Operational legal cost Page 15

RECONCILIATION OF NON-GAAP MEASURES (CONT.) Three Months Ended Three Months Ended April 3, 2020 As Three Months Ended April 3, 2020 As (In thousands) Reported April 3, 2020 Advantor Reported - Organic Revenue $ 351,734 $ 11,186 $ 340,548 Three Months Ended Three Months Ended Three Months Ended March 29, 2019 As March 29, 2019 March 29, 2019 As (In thousands) Reported Advantor Reported - Organic Revenue $ 325,906 $ — $ 325,906 Organic Revenue $ Increase $ 14,642 Organic Revenue % Increase 4.5 % Page 16